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Exhibit 10.52

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UNIT PURCHASE AGREEMENT

        This Unit Purchase Agreement ("Agreement") is entered into to be effective as of December 5, 2006 by and between Diamond Shamrock Refining and Marketing Company, a Delaware corporation ("Seller"), and William E. Greehey, an individual residing in Bexar County, Texas ("Buyer").

Recitals:

        WHEREAS, Seller owns 21,926,636 units representing limited liability company interests (the "Units") in Valero GP Holdings, LLC, a Delaware limited liability company (the "Company"). Subject to the simultaneous closing of and at the per unit price to the public in the Registered Offering (as defined below), Seller desires to sell to Buyer and Buyer desires to purchase from Seller 4,700,000 of the Units (the "Unregistered Units") and to assign certain registration rights of Seller ("Registration Rights") pursuant to Section 7.12(f) of the Second Amended and Restated Limited Liability Company Agreement of the Company (the "LLC Agreement") for the consideration and on the terms and conditions contained in this Agreement.

Agreement:

        NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements herein contained, it is agreed by the parties hereto as follows:

        1.     Transfer of the Unregistered Units

        Pursuant to the terms and subject to the conditions set forth in this Agreement, at the Closing (defined in Section 3), Seller will sell and assign the Unregistered Units to Buyer and deliver to Buyer a stock power duly endorsed by Seller so that the Unregistered Units may be duly registered in Buyer's name, as consideration for receipt of payment of the Cash Consideration (defined in Section 2).

        2.     Delivery of Purchase Price and Unregistered Units

        The purchase price ("Purchase Price") for the Unregistered Units being sold and the other rights granted in this Agreement shall be the sum of the number of Unregistered Units (4,700,000) multiplied by the per unit price at which the public purchases Units from the underwriters in the public offering of Units (the "Registered Offering") registered pursuant to the registration statement filed with the Securities and Exchange Commission by the Company on Form S-1 (File No. 333-138810). At the Closing, Buyer shall deliver the Purchase Price to Seller in immediately available funds. At the Closing, Seller shall deliver a certificate of the transfer agent evidencing that the Unregistered Units are duly registered on the books of the Company in the name of Buyer.

        3.     Closing

        The closing ("Closing") of the transactions contemplated hereby shall be held at the offices of Andrews Kurth LLP, 600 Travis, Suite 4200, Houston, Texas 77002 concurrently with

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the closing of the Registered Offering. The Closing is conditioned upon the simultaneous closing of the Registered Offering occurring no later than April 1, 2007.

        4.     Assignment and Assumption of Registration Rights

        4.1   Assignment. Seller does hereby assign, pursuant to Section 7.12(f) of the LLC Agreement, its rights to cause the Company to register the Units pursuant to Section 7.12 of the LLC Agreement to the Buyer.

        4.2   Assumption. In accordance with the provisions of Section 7.12 of the LLC Agreement, Buyer hereby agrees to be bound by and subject to the terms set forth in Section 7.12 of the LLC Agreement.

        5.     Buyer's Representations

        Buyer hereby represents and warrants to Seller that:

        5.1   Investment Purposes. The Unregistered Units are being acquired solely for the account of the Buyer and not with a view to, or for resale in connection with, a distribution of all or any party thereof. Buyer has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Unregistered Units. Buyer has not made any commitment to sell, transfer or assign, and has no presently arranged plan or intention to sell, transfer or assign, any of the Unregistered Units. Buyer acknowledges that the Unregistered Units have not been registered under the Securities Act of 1933, as amended (the "Act"), and agrees to the placement of the following legend on the certificates representing the Unregistered Units:

    THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE AND MAY NOT BE PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT AN EFFECTIVE REGISTRATION OF SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT WITH RESPECT TO SUCH PLEDGE, TRANSFER OR OTHER DISPOSITION.

        5.2   Authority and Approval. Buyer has all requisite power, authority and capacity to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform all the terms and conditions hereof to be performed by him. This Agreement constitutes the valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms.

        5.3   Accuracy of Representations. All representations, warranties and covenants of Buyer contained in this Agreement shall be true and correct in every material respect as of the date of Closing with the same effect as if they had been made at and as of the date of Closing.

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        5.4   Broker. Buyer and his representatives have incurred no obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement and will indemnify and hold Seller and the Company harmless from any such payment alleged to be due by or through Buyer as a result of the action of Buyer or his representatives.

        6.     Seller's Representations

        Seller hereby represents and warrants to Buyer that:

        6.1   Ownership of the Unregistered Units. Seller owns all of the ownership interests in and to the Unregistered Units. The Unregistered Units are owned beneficially and of record by Seller, free and clear of all security interests, claims, liens, charges, encumbrances and rights of others (collectively, "Liens"). Except for the transactions contemplated by this Agreement, there are no outstanding subscriptions, options, convertible securities, warrants, calls or rights of any kind (issued or granted by, or binding upon, Seller) to purchase or otherwise acquire any of the Unregistered Units. Seller has full legal right to sell, assign and transfer its ownership interests to Buyer and will, upon delivery of the ownership interests to Buyer pursuant to the terms hereof, transfer to Buyer good and valid title to the ownership interests free and clear of all Liens, rights, options to purchase, voting trusts or other voting agreements and calls and commitments of every kind created by or known to Seller and affecting the Unregistered Units, other than those that may be imposed by Buyer.

        6.2   Authority and Approval. Seller has all requisite power, authority and capacity to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform all the terms and conditions hereof to be performed by them. This Agreement constitutes the valid and binding obligation of Seller enforceable against Seller in accordance with its terms.

        6.3   Accuracy of Representations. All representations, warranties and covenants of Seller contained in this Agreement shall be true and correct in every material respect as of the date of Closing with the same effect as if they had been made at and as of the date of Closing.

        6.4   No Brokers. Seller and their representatives have incurred no obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement and will indemnify and hold Buyer harmless from any such payment alleged to be due by or through Seller as a result of the action of Seller or its representatives.

        7.     Other Agreements

        7.1   Survival of Representations; Additional Limitations. (a) The respective representations and warranties of the parties hereto set forth in Sections 5.2, 5.4, 6.1, 6.2 and 6.4shall survive the Closing of this transaction. Except as provided for in the preceding sentence, no party will have any liability (for indemnification or otherwise) with respect to any representation or warranty unless on or before eighteen (18) months after Closing, such party receives notice from another party of a claim specifying the factual basis of that claim in reasonable detail to the extent then known by the party giving such notice.

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        (b)   This Section 7.1 will not apply to any intentional breach. The maximum amount of all payments in respect of claims for indemnification against Seller hereunder shall not exceed an aggregate amount equal to the Purchase Price received by the Seller.

        7.2   Disputes. Should any disagreement between Buyer and Seller relating to the performance of this Agreement occur, the parties shall attempt to settle such disagreement by agreement between the parties as follows. The party asserting such disagreement shall provide written notice of all facts and supporting documentation concerning the disagreement to the other party. The other party shall review these materials and shall within ten (10) business days of receipt of such notice, either meet in person or by conference telephone call with the party asserting such disagreement to discuss a resolution or provide a written notice of such party's position on the disputed issues and the reason(s) therefor.

        Any disagreement between Buyer and Seller relating to the performance of this Agreement that cannot be settled by agreement between the parties shall be a dispute. Any dispute arising under this Agreement shall be submitted to non-binding mediation. The parties agree to use any mediator as shall be mutually agreed upon by the parties, to provide mediation as described in Section 154.023 of the Texas Civil Practice and Remedies Code. Unless the parties are satisfied with the result of the mediation, the mediation will not constitute a final binding resolution of the dispute. All communications within the scope of the mediation shall remain confidential as described in Section 154.073 of the Texas Civil Practice and Remedies Code, unless the parties agree in writing to waive the confidentiality.

        In addition to mediation, the parties may agree to other forms of alternative dispute resolution, including, but not limited to informal settlement negotiations and formal settlement negotiations.

        If the parties enter into alternative dispute resolution procedures, the cost of such procedures will be borne equally by the parties. All dispute resolution proceedings shall take place in San Antonio, Texas, unless the parties agree otherwise.

        The parties expressly acknowledge and agree that no finding or outcomes of any negotiation or mediation process shall be binding on a party without its written agreement, nor shall it prevent either party from engaging in any litigation it deems necessary, or seeking any other remedies available to it.

        8.     Conditions to the Obligations of Buyer

        The obligations of Buyer to proceed with the Closing contemplated hereby are subject to the satisfaction on or prior to the Closing of all of the following conditions, any one or more of which may be waived, in whole or in part, by Buyer:

        (a)   The Registered Offering shall close simultaneously with the Closing.

        (b)   Seller shall have complied in all material respects with each of his covenants and agreements contained herein and each of his representations and warranties contained in this Agreement shall be deemed to have been made again at and as of the Closing and shall then be true and correct in all material respects.

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        (c)   No order to restrain, enjoin or otherwise prevent the consummation of this Agreement or the transactions in connection herewith shall have been entered restraining or prohibiting consummation of the transactions contemplated hereby.

        9.     Conditions to the Obligations of Seller

        The obligations of Seller to proceed with the Closing contemplated hereby are subject to the satisfaction on or prior to the Closing of all of the following conditions, any one or more of which may be waived, in whole or in part, by Seller:

        (a)   The Registered Offering shall have priced and be set to close simultaneously with the Closing.

        (b)   Buyer shall have complied in all material respects with his covenants and agreements contained herein and each of his representations and warranties contained in this Agreement shall be deemed to have been made again at and as of the Closing and shall then be true in all material respects.

        (c)   No order to restrain, enjoin or otherwise prevent the consummation of this Agreement or the transactions in connection herewith shall have been entered restraining or prohibiting consummation of the transactions contemplated hereby.

        10.   Termination

        This Agreement may be terminated by either party if any condition precedent to the obligations of such party to consummate the transactions contemplated by the Agreement has not been fulfilled by the time fixed for the Closing or if prior to such time, any such condition has become incapable of fulfillment, and the fulfillment of such condition has not been waived by such party; or at any time, by mutual agreement of the parties; provided, however, that the right to terminate this Agreement under this Section 10 shall not be available to any party whose failure to fulfill any obligation under this Agreement has to any extent been the cause of, or resulted in, the failure of Closing to occur on or before such date.

        11.   Provisions of General Application

        11.1 Expenses. Regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay its own expenses incident to this Agreement and all action taken in preparation for carrying this Agreement into effect.

        11.2 Notices. Any notice, request, instruction, correspondence, or other document to be given hereunder by either party to the other shall be in writing and delivered personally or mailed by certified mail, postage prepaid and return receipt requested, or by facsimile, as follows:

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  If to Buyer, addressed to:

  William E. Greehey
  One Valero Way
  San Antonio, Texas 78249
  Telephone: (210) 345-2000
  Fax: (210) 345-2493

  with a copy to:

  Bradley C. Barron
  One Valero Way
  San Antonio, Texas 78249
  Telephone: (210) 345-2000
  Fax: (210) 370-5000

  If to Seller, addressed to:

  Diamond Shamrock Refining and Marketing Company
  One Valero Way
  San Antonio, Texas 78249
  Telephone: (210) 345-2000

  with a copy to:

  Gregory C. King
  One Valero Way
  San Antonio, Texas 78249
  Telephone: (210) 345-2000
  Fax: (210) 345-3214

If to the Company, addressed to:

  Valero GP Holdings, LLC
  One Valero Way
  San Antonio, Texas 78249
  Telephone: (210) 345-2000

Any address or name specified above may be changed by a notice given by the addressee to the other party in accordance with this Section 10.2. Any notice, demand or other communication shall be deemed given and effective as of the date of delivery in person or upon receipt as set forth on the return receipt. The inability to deliver because of changed address of which no notice was given, or the rejection or other refusal to accept any notice, demand or other communication, shall be deemed to be there receipt of the notice, demand or other communication as of the date of such inability to deliver or the rejection or refusal to accept.

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        11.3 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Texas.

        11.4 Entire Agreement; Amendments and Waivers. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties, and there are no warranties, representations or other agreements among the parties in connection with the subject matter hereof except as set forth specifically herein or contemplated hereby. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by each party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

        11.5 Binding Effect and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns; but except as otherwise specifically provided in this Agreement, neither this Agreement nor any of the rights, benefits or obligations hereunder shall be assigned, by operation of law or otherwise, by any party hereto without the prior written consent of the other parties; provided, however, that Buyer may transfer this Agreement and any of the rights, benefits or obligations hereunder including any or all of the Unregistered Units (a "Permitted Transfer") to any corporation, company, voluntary association, partnership, limited liability company, trust, or unincorporated organization, controlled by or established at the direction of Buyer (each being a "Permitted Transferee") in compliance with the transfer restrictions set forth in Section 5.1. Any such Permitted Transfer shall be effective upon the related Permitted Transferee(s) having agreed, in writing, to be bound by and subject to the terms set forth in this Agreement and in Section 7.12 of the LLC Agreement and having provided the Company and the Seller with notice of such Permitted Transfer and agreement.

        11.6 Severability. If any one or more of the provisions contained in this Agreement or in any other documents delivered pursuant hereto shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such document.

        11.7 Multiple Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of a copy of this Agreement bearing an original signature by facsimile transmission or by electronic mail in "portable document format" form shall have the same effect as physical delivery of the paper document bearing the original signature.

        11.8 Further Assurances. Each party to this Agreement shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions, as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

        11.9 Survival of Covenants and Agreements. All covenants and agreements contained in this Agreement shall survive the Closing in accordance with their respective terms.

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        EXECUTED to be effective as of the date first written above.

SELLER:
Diamond Shamrock Refining and Marketing Company
By:	/s/ Gregory C. King Gregory C. King, President
BUYER:
/s/ William E. Greehey William E. Greehey

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UNIT PURCHASE AGREEMENT
Recitals
Agreement